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             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

           _______________________________________

                          FORM 8-K

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934
                Date of Report July 31, 1996
              (Date of Earliest Event Reported)

           _______________________________________

                  Precision Castparts Corp.
   (Exact name of registrant as specified in its charter)


         Oregon                1-10348        93-0460598
(State or other jurisdiction (Commission   (I.R.S. Employer
  of incorporation of         File No.)  Identification No.)
     organization)
 4600 S.E. Harney Drive
Portland, Oregon 97206-0898

               Registrant's telephone number,
      including area code:  Telephone:  (503) 777-3881

                          No Change
   (Former name or address, if changed since last report)

           _______________________________________
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Item 2.


     On July 31, 1996, Precision Castparts Corp. ("PCC") purchased 100% of the outstanding capital stock of the NEWFLO Corporation ("NEWFLO") from its shareholders, who consisted of individual and institutional investors.
NEWFLO, which will be operated as PCC Flow Technologies, Inc., is a designer and manufacturer of high quality, niche-oriented industrial fluid management products. The transaction, valued at $300 million was financed from $200 million borrowed under a Credit Agreement with Bank of America Trust & Savings Association, as Agent. In addition, $100 million of subordinated debt registered under the Securities Act of 1933 was retained.


Item 7.
     Financial Statements, Pro Forma Financial Information and Exhibits.
     (a)  Financial Statements.
          Pursuant to Item 7(a)(4) of Form 8-K, the following financial statements are incorporated by reference from the NEWFLO Corporation Annual Report on Form 10K for the year ended December 31, 1995. (File Number 33-56256):

          Item 8 - Financial Statements and Supplemental
Data including the following:

     Report of Independent Auditors

     Consolidated Balance Sheets - December 31, 1995 and
1994

     Consolidated Statements of Operations - Years Ended
December 31, 1995, 1994 and 1993

     Consolidated Statements of Common Stockholders' Equity
(Deficit) - Years Ended December 31, 1995, 1994 and    1993

     Consolidated Statements of Cash Flows - Years Ended
December 31, 1995, 1994 and 1993

     Notes to the Consolidated Financial Statements







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     It is currently impracticable to file the required
financial statements copies; therefore, these financial statements will be filed as soon as practicable, but not later than October 16, 1996.

     (b)  Pro Forma Financial Information
          Pursuant to Item 7(b)(2) of Form 8-K, it is currently impracticable to file the pro forma financial information; therefore, the pro forma financial information will be filed under cover of Form 8 as soon as practicable, but not later than October 16, 1996.

     (c)  Exhibits.

     (1) Stock Purchase Agreement among NEWFLO Corporation the Selling Stockholders listed on Schedule I and Precision Castparts Corp., Dated as of June 28,
1996. Schedules that have been omitted will be furnished supplementally to the Commission upon request.

     (23) Consent of Ernst & Young LLP.



SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                        PRECISION CASTPARTS CORP.
                                Registrant

Dated:  August 15, 1996       /s/  W.D. LARSSON
                              ______________________________
                              W. D. Larsson
                              Vice President and
                              Chief Financial Officer
                              (Principal Financial and
                              Accounting Officer)

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